THIRD AMENDMENT TO REVOLVING CREDIT AGREEMENT


      This Amendment is entered into as of the 13th day of December, 2002, by and between by and between GRUPO PILGRIM'S PRIDE FUNDING S. de R.L. de C.V., a Sociedad de Responsabilidad Limitada de Capital Variable duly organized and validly existing under the laws of the United Mexican States ("Mexico"), having its corporate domicile in Queretaro, Mexico ("Company" or "Borrower"), and COMERICA BANK ("Comerica"), a banking corporation duly organized and validly existing under the laws of the State of Michigan, of Detroit, Michigan and COMERICA BANK MEXICO, S.A., INSTITUCI{O'}N DE BANCA M{U'}LTIPLE a banking institution organized and existing under the laws of Mexico ("CBM;" collectively with Comerica, the "Bank").

                                   RECITALS:

      A. On or about September 7, 2001, the parties entered into a certain Revolving Credit Agreement, as same has been amended from time to time (the "Loan Agreement").

      B. Recently, Avicola Pilgrim's Pride de Mexico, S.A. de C.V. changed its name to Comercializadora de Carnes de Mexico, S.A. de C.V. and became the primary importer or distributor in Mexico of poultry products exported by the US Guarantor (as defined in the Loan Agreement) in Mexico.

      C.    The parties desire to amend the Loan Agreement as set forth herein.

      NOW THEREFORE, for good and valuable consideration, the parties agree as follows:

      1. The definition of "Avicola" contained in Article 1 of the Loan Agreement shall be deleted in its entirety and replaced with the following:

            "Avicola" shall mean Comercializadora de Carnes de M{e'}xico, S.A. de C.V., a sociedad an{o'}nima de capital variable duly organized under the laws of Mexico, formerly known as Avicola Pilgrim's Pride de Mexico, S.A. de C.V."


      2. Section 7.5(ii) of the Loan Agreement shall be amended to add the words "or Avicola" immediately after the words "Operating Company" and immediately before the word "fails" contained therein.


      3. Bank acknowledges that Avicola has or shall become the primary importer or distributor in Mexico of poultry products exported by the US Guarantor (as defined in the Loan Agreement) in Mexico and waives and any Default or Event of Default under Section 7.5(i)(c) of the Loan Agreement as a result thereof.

      4. Concurrently herewith, Avicola and the Operating Company (as defined in the Loan Agreement) shall execute and deliver to Bank, in form satisfactory to Bank, a certain amendment to the original Contrato de Prenda signed by the Operating Company in favor of Bank on or about September 7, 2001, whereby Avicola shall pledge to Bank a first priority security interest in the Accounts (as defined in the Loan Agreement) of Avicola. The Credit Parties shall cooperate with Bank in ensuring that such amendment is filed for registration with the applicable governmental authorities.

      5. Except as expressly provided in this Amendment, the parties acknowledge that the Loan Agreement is in full force and effect and Borrower acknowledges that there are no defenses or setoffs to any of Borrower's obligations under the Loan Agreement as of the date hereof.

      6. Borrower certifies that no default or Event of Default (as defined in the Loan Agreement) has occurred and is continuing.

      7. Borrower and Guarantors (as defined in the Loan Agreement) represent and warrant that each of its authority documents (as identified in Section 4.2 and 4.3 of the Loan Agreement) delivered to Bank in connection with the Loan Agreement, are in full force and effect and have not been modified, repealed or amended since the date thereof, other than to change the name of Avicola Pilgrim's Pride de Mexico, S.A. de C.V. to Comercializadora de Carnes de Mexico, S.A. de C.V.

      8. If any provision of this Amendment shall be held invalid or unenforceable, such invalidity or unenforceability shall affect only such provision and shall not in any manner affect or render invalid or unenforceable any other provision of this Amendment, and this Amendment shall be enforced as if any such invalid or unenforceable provision were not contained herein.

      9. Except as specifically amended hereby, the Loan Agreement shall remain unchanged and shall be in full force and effect, enforceable in accordance with its terms.

WITNESS the due execution hereof as of the day and year first above written.


COMERICA BANK                            GRUPO PILGRIM'S PRIDE FUNDING, S.
                                         de RL, de C.V.


By:                                      By:

Its:________________________________     Its:  Attorney-In-Fact



                                         By:   /s/ Fernando Urresta
International Dept. - Latin Group        Its:  Attorney-In-Fact
500 Woodward Ave.                        Avenida 5 de Febrero No. 1408
Detroit, Michigan 48226-3330             Queretaro, Queretaro, Mexico
Facsimile:  __________________           Facsimile:  011 42 17 97 80
                                         Attn: Fernando Urresta

Comerica Bank  Mexico, S.A.


By:_______________________________

Its:_______________________________


_____________________________
_____________________________
_____________________________

                              ACKNOWLEDGEMENT

The undersigned, Guarantors and Credit Parties hereby: (i) acknowledge and consent to the execution, delivery and performance of this Amendment;
(ii) confirm the truth and validity of the representations and warranties set forth herein, to the extent such representations and warranties pertain to the undersigned, respectively, and (iii) ratify and agree to perform the covenants and agreements set forth in this Amendment, to the extent such covenants and agreements specifically pertain to the undersigned, respectively.

GRUPO PILGRIM'S PRIDE FUNDING            COMERCIALIZADORA DE CARNES DE
HOLDINGS, S. de R.L. de C.V.             MEXICO, S.A. de C.V. formerly known as
                                         AVICOLA  PILGRIM'S  PRIDE  de  MEXICO,
                                         S.A. de C.V.


By:                                      By:

Its:  Attorney-In-Fact                   Its:  Attorney-In-Fact


By:                                      By:

Its:  Attorney-In-Fact                   Its:  Attorney-In-Fact

Address: Same as Borrower                Address: Same as Borrower


PILGRIM'S PRIDE, S.A. de C.V.            PILGRIM'S PRIDE CORPORATION


By:                                      By:  /s/ Richard A. Cogdill

Richard Cogdill
Its:  Attorney-In-Fact                   Its:  Chief Financial Officer

                                         Address:
By:                                      110 South Texas Street
                                         Pittsburg, Texas 75686
Its:  Attorney-In-Fact                   Facsimile: 001 903 856 7505
                                         Attn: Rick Cogdill
Address: Same as Borrower